Exhibit 10.40
FIRST AMENDMENT
TO THE
REGISTRATION RIGHTS AGREEMENT

This First Amendment (this “Amendment”) is made this ___ day of October, 2020 (the “Effective Date”) to the Registration Rights Agreements dated as of October 1, 2020, October 13, 2020 and October 23, 2020, respectively (each together with all amendments, exhibits, annexes and/or schedules thereto, collectively, the “Original Agreement”), between Better Choice Company Inc., a Delaware corporation (the “Company”), and each of the several purchasers signatory thereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Original Agreement.
WITNESSETH:
WHEREAS, Section 6(f) of the Original Agreement provides that the provisions of the Original Agreement may not be amended, modified or supplemented unless the same shall be in writing and signed by the Company and the Holders of 51% or more of the then outstanding Registrable Securities (which includes any Registrable Securities issuable upon exercise or conversion of any Security);

WHEREAS, the Company and the undersigned Purchasers, which constitute Holders of 51% or more of the current outstanding Registrable Securities (which includes any Registrable Securities issuable upon exercise or conversion of any Security), have agreed to modify the Original Agreement in certain respects, all as more particularly set forth in this Amendment (the Original Agreement as amended by this Amendment being hereinafter referred to as the “Agreement”).

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed to as follows:
a.The definition of “Effectiveness Date” in Section 1 of the Original Agreement is hereby deleted and replaced in its entirety as follows:
“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following the Filing Date (or, in the event of a “full review” by the Commission, the 90th calendar day following the Filing Date) and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 30th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the Commission, the 60th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.
a.The definition of “Filing Date” in Section 1 of the Original Agreement is hereby deleted and replaced in its entirety as follows:
“Filing Date” means, with respect to the Initial Registration Statement required hereunder, December 1, 2020 and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.
a.Except as modified herein, the terms and conditions of the Original Agreement shall remain in full force and effect.
b.Upon and after the effectiveness of this Amendment, each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Original Agreement shall mean and be a reference to the Original Agreement as modified hereby. Except as modified in this Amendment, the Original Agreement is and shall continue to be in full force and effect and is hereby in all respects, ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as previously provided herein, operate as a waiver of any right, power or remedy of any party under the Original Agreement, nor, except as

Exhibit 10.40
expressly provided herein, constitute a waiver or amendment of any provision of the Original Agreement.
c.THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO SUCH STATES’S PRINCIPLES OF CONFLICT OF LAWS.
d.This Agreement may be executed simultaneously in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All such counterparts may be delivered by facsimile or other electronic means and each such electronically delivered counterpart shall be deemed an original and shall be binding upon the parties for all purposes herein.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Registration Rights Agreement as of the date first written above.

Company BETTER CHOICE COMPANY INC. By: ____________________________ Name:
Title:

[Signature pages of Purchasers follows]

SIGNATURE PAGE OF purchasers TO first amenment to rEGISTRATION rIGHTS aGREEMENT
.

Name of Purchaser: __________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________